UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On September 29, 2020, Body and Mind Inc. (the “Company”) issued a news release to report presentation and participation at upcoming conferences.

Body and Mind will be presenting at the Canaccord 2020 Virtual US Cannabis Symposium on September 30, 2020 at 11:00 AM EST.

Body and Mind will be presenting at the Benzinga Virtual Cannabis Capital Conference on October 15, 2020.

In addition to presentations, Body and Mind management will be scheduling individual meetings with investors.

Investor Relations Update

The Company is pleased to announce the engagement of Harbor Access LLC to provide investor relations services in the United States and Canada. Body and Mind has engaged Harbor Access LLC for a fee of $USD 6,000 per month for a term of 6 months. “We look forward to working with the Body and Mind team building upon their achievements to date. Michael and team have built an impressive MSO business which we believe will resonate with US, Canada and European institutional investors,” stated Jonathan Paterson, Managing Partner of Harbor Access.

Harbor Access represents and advises micro to mega market cap companies. They have a measured approach to creating a strategic capital market communications program, which helps optimize their client’s market visibility. Harbor Access brings extensive global experience and professionalism to each client and customizes every solution to meet their client’s goals. For more information about Harbor Access, please visit www.harboraccessllc.com

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated September 29, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

	By:	/s/ Michael Mills
DATE: September 29, 2020		Michael Mills
President, CEO and Director

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